Supplement to Registration Statement on Form N-2
                                             (File Nos. 333-52373 and 811-8777)
                                                 Filed Pursuant to Rule 497 (e)


                            DLJ HIGH YIELD BOND FUND

                                   SUPPLEMENT
                        TO PROSPECTUS DATED JULY 28, 1998


                                                              August 17, 1998


         Lars M. Berkman, 49, DLJ High Yield Bond Fund's primary portfolio manager, died suddenly over the weekend.

         John Lindars, chief investment officer for fixed income investments at DLJ Investment Management Corp., has been named primary portfolio manager of the Fund on an interim basis.

         Mr. Lindars joined DLJ Investment Management Corp. ("DLJIM") in February, 1996 and is responsible for the fixed income business of DLJIM. Previ ously, he was with The Portfolio Group, Inc., a subsidiary of Chemical Bank, most recently as a managing director of fixed income. At The Portfolio Group, he was responsible for the management of over $10 billion in fixed income assets. He has 26 years of fixed income investment management experience.

         The net proceeds raised in the Fund's initial public offering have been fully invested and DLJ Investment Management Corp. has an experienced fixed income team in place to support Mr. Lindars.














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